CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert Hemmerling, Chief Executive Officer and Devinder Randhawa, Chief Financial Officer, of Eye Catching Marketing Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the quarterly report on Form 10-QSB of Eye Catching Marketing Corporation for the period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eye Catching Marketing Corporation.

Dated February 10, 2006

/s/ Robert Hemmerling

Robert Hemmerling,

Chief Executive Officer

Dated February 10, 2006

/s/ Devinder Randhawa

Devinder Randhawa,

Chief Financial Officer